Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Supplement dated April 25, 2019 to the Fund's Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (SAI)

Effective immediately, Matthew Csontos will join Steven A. Kellner, CFA, Malcolm Dalrymple and David Del Vecchio as a portfolio manager for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	The table in the section of the Summary Prospectus and Prospectus entitled "Summary - Management of the
Fund" is hereby revised by adding the following information with respect to Mr. Csontos:

	Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
	PGIM Investments	PGIM Fixed Income	Matthew Csontos	Associate & Portfolio	April 2019
	LLC			Manager

2.	The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by replacing the introduction and adding the following professional biography for Mr. Csontos:

Steven Kellner, CFA, Malcolm Dalrymple, David Del Vecchio and Matthew Csontos of PGIM Fixed Income are responsible for the management of the PGIM Short-Term Corporate Bond Fund.

Matthew Csontos is an Associate and portfolio manager for PGIM Fixed Income's U. S. Investment Grade Corporate Bond Team. His primary responsibilities include management and investment of intermediate and short corporate strategies and corporate security selection in multi-sector strategies. Prior to his current role, Mr. Csontos supported management and investment of the investment grade corporate portfolios within the General Account. From 2012 to 2015, Mr. Csontos was an Investment Analyst in Credit Research supporting senior credit analysts in the investment grade TMT and Energy sectors as well as leading coverage of the investment grade Semiconductor sector. Prior to joining PGIM Fixed Income in 2012, he held a Summer Analyst role in the credit research group at Morgan Stanley Investment Management. Mr. Csontos received a BA in Economics from Virginia Tech.

3.Effective on or about August 31, 2019, Malcolm Dalrymple has announced his intention to retire. Accordingly, effective as of that date, all references and information pertaining to Mr. Dalrymple are removed.

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